                                                            Exhibit 10uu(iv)

                                AMENDMENTS TO


                            TRUST AGREEMENT NO. 1

                                   for the

                            PACIFIC TELESIS GROUP

                           EXECUTIVE DEFERRAL PLAN



                           Amendments Effective:
                              November 22, 1996
                              September 1, 1993


                                AMENDMENTS TO


                            TRUST AGREEMENT No. 1
                                     for
                            PACIFIC TELESIS GROUP
                           EXECUTIVE DEFERRAL PLAN


THIS AGREEMENT is by and between Pacific Telesis Group, a Nevada Corporation
("PTG")  and Bankers  Trust Company,   a  New York banking  corporation (the
"Trustee"),

     WHEREAS, PTG and the Trustee have maintained a Trust by letter agreement dated August 31, 1993 pursuant to which Trustee has acted as successor trustee as of September 1, 1993 under the terms of a trust agreement dated as of the 27th day of June, 1988, between PTG and Bank of America National Trust and Savings Association (the "Trust Agreement"), such Trust to serve as a medium for the accumulation and investment of funds for the payment and administration of certain benefits under the Pacific Telesis Group Executive Deferral Plan (the "Plan"), and

     WHEREAS, by approval of its Compensation and Personnel Committee of its Board of Directors on November 22, 1996, PTG has determined that certain additional benefits payable to officers shall be paid out of the assets of the Trust; and

     WHEREAS, PTG and the Trustee mutually desire to amend the terms of the Agreement to correctly identify the Trustee for purposes of the Trust and to clarify the benefits payable out of the trust assets;

     NOW, THEREFORE, PTG and the Trustee hereby agree as follows:

     1. Effective November 22, 1996, Section 1.12 of the Trust Agreement is amended in its entirety to state as follows:


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

     1.12 Plan: "Plan" refers to the deferred compensation plan entitled the "Pacific Telesis Group Executive Deferral Plan", restated effective as of December 1, 1995, and any similar prior plan (excluding plans qualifying under Sections 401(a), 403(a) or 403(b) of the Code) established by the Employers and providing deferred compensation for designated officers of the Employers, and any supplemental deferral benefits payable in connection with but not under the terms of the Pacific Telesis Group Executive Deferral Plan or such similar prior plan, as authorized by the Employers from time to time and certified to the Trustee by the Executive Vice President-Human Resources of Pacific Telesis Group or the Executive Vice President, Chief Financial Officer and Treasurer of Pacific Telesis Group, as payable from the assets of the Trust.

     2. Effective September 1, 1993, Section 1.14 of the Trust Agreement is amended in its entirety to state as follows:

     1.14 Trustee:  "Trustee" means Bankers Trust Company.

     3. Except as hereby amended, the terms of the Trust Agreement shall continue in effect, as heretofore amended.

PTG and the Trustee have caused this Trust Agreement to be executed by their respective duly authorized officers.


PACIFIC TELESIS GROUP                               BANKERS TRUST COMPANY


By:   /s/ J. R. Moberg                              By: /s/ Jaclyn Winter
    ------------------------                        ----------------------
          J. R. Moberg
    Executive Vice President
         Human Resources























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


                               TRUST AGREEMENT
                                     for
                            PACIFIC TELESIS GROUP
                           EXECUTIVE DEFERRAL PLAN


                              CERTIFICATION OF
                  AUTHORIZED SUPPLEMENTAL DEFERRAL BENEFITS


TO BANKERS TRUST COMPANY, TRUSTEE:

Pursuant to Section 1.12 of Trust Agreement No. 1 for the Pacific Telesis Group Executive Deferral Plan, as amended effective November 22, 1996, the following supplemental deferral benefits have been authorized by Pacific Telesis Group as payable out of the assets of the Trust:

Officer:  A. F. BOSCHULTE
          R. L. BARADA

Benefit: The amount that represents the difference between the benefit payable under the Plan in the case of early Separation (as defined in Section 10.10 of the Plan) by application of the retroactive limitation of interest accrual pursuant to Section 6.3 and the amount that represents the benefit that would otherwise have been payable under the Plan without application of the retroactive limitation of interest accrual provisions of
Section 6.3.



PACIFIC TELESIS GROUP

By: /s/ J. R. Moberg                            Date:  11/27/96
   -----------------------
        J. R. Moberg
   Executive Vice President
        Human Resources



















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